$80,000.00 **January 22, 2010**

SILVERADO GOLD MINES, LTD.
Convertible Promissory Note

FOR VALUE RECEIVED, Silverado Gold Mines, Ltd., a British Columbia, Canada corporation (the "***Borrower***"), hereby promises to pay to St. George Investments, LLC, an Illinois limited liability company, or its assigns (the "***Lender***," and together with the Borrower, the "***Parties***"), the principal sum of $80,000.00 together with all accrued and unpaid interest thereon, fees incurred or other amounts owing hereunder, all as set forth below in this Convertible Promissory Note (this "***Note***"). This Note is issued pursuant to that certain Note Purchase Agreement of even date herewith, entered into by and between the Borrower and the Lender (the "***Note Purchase Agreement***"). This Note and the Note Purchase Agreement entered into between the Parties on even date herewith, or any other agreement between the Parties related hereto or thereto are herein referred to collectively as, the "***Transaction Documents***".

1. **Principal and Interest Payments**. Interest on the unpaid principal balance of this Note shall not accrue unless a Trigger Event (as defined in Section 11 below) occurs. If not sooner converted as provided below, the entire unpaid principal balance and all accrued and unpaid interest, if any, shall be due and payable (the "***Maturity Date***") the earlier of (i) March 15, 2010, and (ii) the first date, if ever, on which the parties complete any additional investment in substantial conformance with the terms of the Term Sheet (as defined in the Note Purchase Agreement) (the "***Additional Investment***"). All payments owing hereunder shall be in lawful money of the United States of America delivered to the Lender at the address furnished to the Borrower for that purpose. All payments shall be applied first to costs of collection, if any, then to accrued and unpaid interest, and thereafter to principal.

2. **Origination Fee**. Borrower acknowledges and agrees that the initial funded principal balance of this Note includes an origination fee (the "***Origination Fee***") equal to $5,000.00, which shall be fully earned upon the execution of this Note and shall be paid to Lender as part of the outstanding principal balance as set forth herein.

3. **Conversion.**

(a) Optional Conversion. At any time or from time to time prior to payment in full of the entire outstanding principal balance of this Note, plus accrued interest and fees hereunder (collectively, the "***Outstanding Amount***"), the Lender shall have the right, at the Lender's option, to convert the Outstanding Amount on this Note, in whole or in part (the "***Conversion Amount***"), into common stock (the "***Common Stock***") of the Borrower. The number of shares of Common Stock to be issued upon such conversion shall be determined by dividing (a) the Conversion Amount by (b) seventy percent (70%) (the "***Conversion Factor***") of the average of the three lowest closing bid prices of the Common Stock for the twenty trading days immediately preceding the date set forth on the Conversion Notice (defined below) (the lower of the foregoing, the "***Conversion Price***"). The trading data used to compute the

Conversion Price shall be as reported by Bloomberg, LP, or if such information is not then being reported by Bloomberg, LP, then as reported by such other data information source as may be selected by the Lender.

(b) Conversion Mechanics. In order to convert this Note into Common Stock, the Lender hereof shall give written notice to the Borrower at its principal corporate office (which notice, notwithstanding anything herein to the contrary, may be given via facsimile, email, or other means in the discretion of the Lender) pursuant to the form attached hereto as **Exhibit A** (the "***Conversion Notice***") of the election to convert the same pursuant to this Section. Such Conversion Notice shall state the Conversion Amount, the number of shares of Common Stock to which Lender is entitled pursuant to the Conversion Notice (the "***Conversion Shares***"), and the account in which the shares of Common Stock are to be deposited (the "***Lender Account***"). The Borrower shall immediately, but in no event later than three days after receipt of a Conversion Notice, deliver the Conversion Shares to the Lender Account. Notwithstanding anything herein to the contrary, all such deliveries of Conversion Shares shall be electronic, via Deposit/Withdrawal at Custodian (DWAC). In the event the Borrower fails to deliver the Conversion Shares within three days of receipt of the Conversion Notice, in addition to all other remedies available to the Lender hereunder and at law or in equity, a penalty equal to 1.5% of the Conversion Amount shall be added to the balance of this Note per day. The conversion shall be deemed to have been made immediately prior to the close of business on the date of the Conversion Notice, and the person or entity entitled to receive the shares of Common Stock upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

(c) No Fractional Shares. Conversion calculations pursuant to Section 3(a) shall be rounded up to the nearest whole share, and no fractional shares shall be issuable by the Borrower upon conversion of this Note. All shares issuable upon a conversion of this Note (including fractions thereof) shall be aggregated for purposes of determining whether such conversion would result in the issuance of a fractional share.

(d) No Impairment. The Borrower will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Borrower, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Lender of this Note against impairment.

4. **Prepayment by the Borrower**. The Borrower may, in its sole discretion, pay all or any portion of the outstanding principal balance along with any accrued but unpaid interest on this Note at any time prior to the Maturity Date.

5. **Certain Adjustments**. The number and class or series of shares into which this Note may be converted under Section 3 shall be subject to adjustment in accordance with the following provisions:

(a) Computation of Adjusted Conversion Price. Except as hereinafter provided, in case the Borrower shall at any time after the date hereof issue or sell any (i) shares of its common shares or preferred shares convertible into its common shares, or (ii) debt, warrants, options or other instruments or securities which are convertible into or exercisable for shares of Common Stock (together herein referred to as "***Equity Securities***"), in each case for consideration (or with a conversion price) per common share less than the Conversion Price in effect immediately prior to the issuance or sale of such securities or instruments, or without consideration, then forthwith upon such issuance or sale, the Conversion Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the price (or conversion price) of any such securities or instruments; provided, however, that in no event shall the Conversion Price be adjusted pursuant to this computation to an amount in excess of the Conversion Price in effect immediately prior to such computation. For the purposes of this Section 5, the term Conversion Price shall mean the Conversion Price per share set forth in Section 3(a) hereof, as adjusted from time to time pursuant to the provisions of this Section.

For purposes of any computation to be made in accordance with this Section 5, the following provisions shall be applicable:

(i) In case of the issuance or sale of any shares of Equity Securities for a consideration part or all of which shall be cash, the amount of the cash consideration shall be deemed to be the amount of cash received by the Borrower for such shares (or, if shares of stock are offered by the Borrower for subscription, the subscription price, or, if either of such securities shall be sold to underwriters or dealers for public offering without a subscription price, the public offering price, before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or other persons or entities performing similar services), or any expenses incurred in connection therewith and less any amounts payable to security holders or any affiliate thereof, including, without limitation, any employment agreement, royalty, consulting agreement, covenant not to compete, earnout or contingent payment right or similar arrangement, agreement or understanding, whether oral or written; all such amounts shall be valued at the aggregate amount payable thereunder whether such payments are absolute or contingent and irrespective of the period or uncertainty of payment, the rate of interest, if any, or the contingent nature thereof.

(ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Borrower) of shares of Equity Securities for a consideration part or all of which shall be other than cash, the amount of the consideration therefore other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Borrower.

(iii) Shares of Equity Securities issuable by way of dividend or other distribution on any capital stock of the Borrower shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

(iv) The reclassification of securities of the Borrower other than shares of Equity Securities into securities including shares of Equity Securities shall be deemed to

involve the issuance of such shares of Equity Securities for consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of stock shall be determined as provided in this Section 5.

(v) The number of shares of Equity Securities at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of then outstanding options, rights, warrants, and convertible and exchangeable securities.

(b) Adjustment for Reorganization or Recapitalization. If, while this Note remains outstanding and has not been converted, there shall be a reorganization or recapitalization of the Borrower (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), all necessary or appropriate lawful provisions shall be made so that the Lender shall thereafter be entitled to receive upon conversion of this Note, the greatest number of shares of stock or other securities or property that a holder of the class of securities deliverable upon conversion of this Note would have been entitled to receive in such reorganization or recapitalization if this Note had been converted immediately prior to such reorganization or recapitalization, all subject to further adjustment as provided in this Section 5. If the per share consideration payable to the Lender for such class of securities in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Borrower's Board of Directors. The foregoing provisions of this paragraph shall similarly apply to successive reorganizations or recapitalizations and to the stock or securities of any other corporation that are at the time receivable upon the conversion of this Note. In all events, appropriate adjustment shall be made in the application of the provisions of this Note (including adjustment of the conversion price and number of shares into which this Note is then convertible pursuant to the terms and conditions of this Note) with respect to the rights and interests of the Lender after the transaction, to the end that the provisions of this Note shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable or issuable after such reorganization or recapitalization upon conversion of this Note.

(c) Adjustments for Split Subdivision or Combination of Shares. If the Borrower at any time while this Note remains outstanding and unconverted, shall split or subdivide any class of securities into which this Note may be converted into a different number of securities of the same class, the number of shares of such class issuable upon conversion of this Note immediately prior to such split or subdivision shall be proportionately increased and the conversion price for such class of securities shall be proportionately decreased. If the Borrower at any time while this Note, or any portion hereof, remains outstanding and unconverted shall combine any class of securities into which this Note may be converted, into a different number of securities of the same class, the number of shares of such class issuable upon conversion of this Note immediately prior to such combination shall be proportionately decreased and the conversion price for such class of securities shall be proportionately increased.

(d) Adjustments for Dividends in Stock or Other Securities or Property. If, while this Note remains outstanding and unconverted, the holders of any class of securities as to which conversion rights under this Note exist at the time shall have received, or, on or after the

record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Borrower by way of dividend, then and in each case, this Note shall represent the right to acquire, in addition to the number of shares of such class of security receivable upon conversion of this Note, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Borrower that such holder would hold on the date of such conversion had it been the holder of record of the class of security receivable upon conversion of this Note on the date hereof and had thereafter, during the period from the date hereof to and including the date of such conversion, retained such shares and/or all other additional stock available by it as aforesaid during said period, giving effect to all adjustments called for during such period by the provisions of this Section 5.

(e) No Change Necessary. The form of this Note need not be changed because of any adjustment in the number of shares of Common Stock issuable upon its conversion.

6. **Further Adjustments**. In case at any time or, from time to time, the Borrower shall take any action that affects the class of securities into which this Note may be converted under Section 3, other than an action described herein, then, unless such action will not have a material adverse effect upon the rights of the Lender, the number of shares of such class of securities (or other securities) into which this Note is convertible shall be adjusted in such a manner and at such time as shall be equitable under the circumstances.

7. **Certificate as to Adjustments**. Upon the occurrence of each adjustment or readjustment pursuant to Section 5 or Section 6, the Borrower at its sole expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Lender a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Borrower shall, upon the written request at any time of the Lender, furnish or cause to be furnished to the Lender a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number and class of securities and the amount, if any, of other property which at the time would be received upon the conversion of this Note under Section 3.

8. **Change of Control**. In the event of (i) any transaction or series of related transactions (including any reorganization, merger or consolidation) that results in the transfer of 50% or more of the outstanding voting power of the Borrower, or (ii) a sale of all or substantially all of the assets of the Borrower to another person or entity, this Note shall be automatically due and payable. The Borrower will give the Lender not less than ten (10) business days prior written notice of the occurrence of any events referred to in this Section 8.

9. **Representations and Warranties**. In addition to the representations and warranties set forth in the Note Purchase Agreement, which are incorporated herein by reference, the Borrower hereby represents and warrants to the Lender that:

(a) The Borrower understands and acknowledges that the number of Conversion Shares issuable upon conversion of this Note will increase in certain circumstances.

The Borrower further acknowledges that its obligation to issue Conversion Shares upon conversion of this Note in accordance with its terms is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Borrower;

(b) The Conversion Shares are enforceable against the Borrower and that the Borrower presently has no claims or defenses of any nature whatsoever with respect to the Conversion Shares;

(c) The Borrower's Common Stock is registered under Section 12(g) of the Securities Exchange Act of 1934 (the "***Exchange Act***");

(d) The Company is not and for at least the last 12 months prior to the date hereof has not been a "shell company," as defined in paragraph (i)(1)(i) of Rule 144 or Rule 12b-2 of the Exchange Act;

(e) The Company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act and has filed all required reports under section 13 or 15(d) of the Exchange Act during the 12 months prior to the date hereof (or for such shorter period that the issuer was required to file such reports), other than Form 8-K reports; and

(f) The issuance of this Note is duly authorized. Upon conversion in accordance with the terms of this Note, the Conversion Shares, when issued, will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description. The Company has reserved from its duly authorized capital stock the appropriate number of shares of Common Stock for issuance upon conversion of this Note as required by the terms of this Note.

10. **Affirmative and Negative Covenants**. In addition to the covenants set forth in the Note Purchase Agreement, the Borrower covenants and agrees that, while any amounts under this Note are outstanding, it shall:

(a) Do all things necessary to preserve and keep in full force and effect its corporate existence, including, without limitation. all licenses or similar qualifications required by it to engage in its business in all jurisdictions in which it is at the time so engaged; and continue to engage in business of the same general type as conducted as of the date hereof; and (ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder;

(b) Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, which, if unpaid, might reasonably be expected to give rise to liens or charges upon such properties or any part thereof, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Borrower has maintained adequate reserves with respect thereto in accordance with GAAP;

(c) Comply in all material respects with all federal, state and local laws and regulations, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements applicable to it (collectively, "***Requirements***") of all governmental bodies, departments, commissions, boards, companies or associations insuring the premises, courts, authorities, officials or officers which are applicable to the Borrower or any of its properties, except where the failure to so comply would not have a material adverse effect (a "***Material Adverse Effect***") on the Borrower or my of its properties; *provided, however*, that nothing provided herein shall prevent the Borrower from contesting the validity or the application of any Requirements;

(d) Keep proper records and books of account with respect to its business activities, in which proper entries, reflecting all of their financial transactions, are made in accordance with GAAP;

(e) From the date hereof until all the Conversion Shares either have been sold by the Lender, or may permanently be sold by the Lender without any restrictions pursuant to Rule 144, (the "***Registration Period***") the Borrower shall file with the Securities and Exchange Commission (the "***SEC***") in a timely manner all required reports under section 13 or 15(d) of the Exchange Act, as amended, and such reports shall conform to the requirement of the Exchange Act and the SEC for filing thereunder;

(f) The Borrower shall furnish to the Lender so long as the Lender owns Common Stock, promptly upon request, (i) a written statement by the Borrower that it has complied with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Borrower and such other reports and documents so filed by the Borrower, and (iii) such other information as may be reasonably requested to permit the Lender to sell such securities pursuant to Rule 144 without registration;

(g) During the Registration Period, the Borrower shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination;

(h) On the date hereof, the Borrower shall reserve for issuance to the Lender 2,000,000 shares for issuance upon conversions of the Note (the "***Share Reserve***"). The Company represents that it has sufficient authorized and unissued shares of Common Stock available to create the Share Reserve after considering all other commitments that may require the issuance of Common Stock. The Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the full conversion of the Note. If at any time the Share Reserve is insufficient to effect the full conversion of a Note, the Company shall increase the Share Reserve accordingly. If the Company does not have sufficient authorized and unissued shares of Common Stock available to increase the Share Reserve, the Company shall call and hold a special meeting of the shareholders within thirty (30) days of such occurrence, for the sole purpose of increasing the number of shares authorized. The Company's management shall recommend to the shareholders to vote in favor of increasing the number of shares of Common Stock authorized. Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock;

(i) The Borrower's Common Stock shall be listed or quoted for trading on any of (a) the American Stock Exchange, (b) New York Stock Exchange, (c) the Nasdaq Global Market, (d) the Nasdaq Capital Market, or (e) the Nasdaq OTC Bulletin Board ("***OTCBB***") (each, a "***Primary Market***"). The Borrower shall promptly secure the listing of all of the Securities upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all securities from time to time issuable under the terms of the Transaction Documents;

(j) Notify the Lender in writing, promptly upon learning thereof, of any litigation or administrative proceeding commenced or threatened against the Borrower involving a claim in excess of $100,000; and

(k) Use the proceeds from this Note for working capital and general corporate purposes.

11. **Trigger Events**. Upon the occurrence of any of the following events (each, a "***Trigger Event***"), (i) the Lender may choose in its discretion whether (a) the Outstanding Amount shall immediately increase to 110% of the Outstanding Amount immediately prior to the occurrence of the Trigger Event, or (b) 10% shall be subtracted from the Conversion Factor, and (ii) this Note shall accrue interest at the rate of 1.5% per month, whether before or after judgment (the "***Trigger Effects***"); provided, however, that (a) in no event shall the Trigger Effects be applied more than one time, and (b) notwithstanding any provision to the contrary herein, in no event shall the applicable interest rate at any time exceed the maximum interest rate allowed under applicable law, and (c) in no event shall a Trigger Event be considered an Event of Default:

(a) Decline in Volume. A decline in the ten-day average daily dollar volume of the Common Stock in its Primary Market to less than $15,000.00 of volume per day (a "***Volume Trigger Event***").

(b) Events of Default. The occurrence of any Event of Default hereunder.

12. **Special Trigger Events**. In the event that (i) the Lender sends written notice to the Borrower that the Lender is ready, willing and able to make the Additional Investment, and (ii) the Additional Investment is not consummated primarily due to the Borrower's failure to close for any reason (a "***Special Trigger Event***"), then the following shall occur: for every thirty day period following the Maturity Date that the Borrower fails to close the Additional Investment, the principal balance of this Note shall increase by $25,000 plus the Lender's reasonable legal and transaction fees (the "***Legal Fees***") incurred in documenting the terms of, and performing due diligence in preparation for, the Additional Investment (the "***Special Trigger Effect***"); provided, however, that (a) in no event shall the Special Trigger Effect be applied more than three times, and (b) the Legal Fees shall only be added Note balance one time.

13. **Default**. If any of the events specified below shall occur (each, an "***Event of Default***") the Lender may declare the unpaid principal balance together with all accrued and unpaid interest thereon due and payable, by notice in writing to the Borrower:

(a) Failure to Pay. The Borrower's failure to make any payment when due and payable under the terms of this Note including, without limitation, any payment of costs, fees, interest, principal or other amount due hereunder.

(b) Failure to Deliver Shares. The Borrower's failure to deliver the Conversion Shares as provided under Section 3(b) of this Note.

(c) Breaches of Covenants. The Borrower or its subsidiaries, if any, shall fail to observe or perform any other covenant, obligation, condition or agreement contained in the Transaction Documents.

(d) Representations and Warranties. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Borrower to the Lender in writing included in this Note or in connection with any of the Transaction Documents, or as an inducement to the Lender to enter into any of the Transaction Documents, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished or becomes false thereafter.

(e) Failure to Pay Debts; Voluntary Bankruptcy. If any of the Borrower's assets are assigned to its creditors, if the Borrower fails to pay its debts generally as they become due, or if the Borrower files any petition, proceeding, case or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, rule, regulation, statute or ordinance (collectively, "***Laws and Rules***"), or any other Law and Rule for the relief of, or related to, debtors.

(f) Involuntary Bankruptcy. If any involuntary petition is filed under any bankruptcy or similar Law or Rule against the Borrower, or a receiver, trustee, liquidator, assignee, custodian, sequestrator or other similar official is appointed to take possession of any of the assets or properties of the Borrower or any guarantor.

(g) Governmental Action. If any governmental or regulatory authority takes or institutes any action that will materially affect the Borrower's financial condition, operations or ability to pay or perform the Borrower's obligations under this Note.

14. **Ownership Limitation**. Notwithstanding the provisions of this Note, in no event shall the this Note be convertible to the extent that the issuance of Common Stock upon the conversion thereof, after taking into account the Common Stock then owned by the Lender and its affiliates, would result in the beneficial ownership by the Lender and its affiliates of more than 9.99% of the outstanding Common Stock of the Borrower. For purposes of this paragraph, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act.

15. **No Rights or Liabilities as Shareholder**. This Note does not by itself entitle the Lender to any voting rights or other rights as a shareholder of the Borrower. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the Lender, shall cause the Lender to be a shareholder of the Borrower for any purpose.

16. **Binding Effect**. This Note shall be binding on the Parties and their respective heirs, successors, and assigns; provided, however, that the Borrower shall not assign its rights hereunder in whole or in part without the express written consent of the Lender.

17. **Governing Law; Venue**. The terms of this Note shall be construed in accordance with the laws of the State of Illinois as applied to contracts entered into by Illinois residents within the State of Illinois which contracts are to be performed entirely within the State of Illinois. With respect to any disputes arising out of or related to this Note, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in Illinois (or in the event of federal jurisdiction, the United States District Court Northern District of Illinois).

18. **Severability**. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.

19. **Attorneys' Fees**. If any action at law or in equity is necessary to enforce this Note or to collect payment under this Note, the Lender shall be entitled to recover reasonable attorneys' fees directly related to such enforcement or collection actions.

20. **Amendments and Waivers; Remedies**. No failure or delay on the part of a party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party hereto at law, in equity or otherwise. Any amendment, supplement or modification of or to any provision of this Note, any waiver of any provision of this Note, and any consent to any departure by either Party from the terms of any provision of this Note, shall be effective (i) only if it is made or given in writing and signed by the Borrower and the Lender and (ii) only in the specific instance and for the specific purpose for which made or given.

21. **Notices**. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient, as set forth in the Note Purchase Agreement. Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth in the Note Purchase Agreement using any other means (including personal delivery, expedited courier, messenger service, facsimile, ordinary mail, or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient or receipt is confirmed electronically or by return mail. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in any manner herein set forth.

22. **Final Note**. This Note, together with the Transaction Documents, contains the complete understanding and agreement of the Borrower and Lender and supersedes all prior representations, warranties, agreements, arrangements, understandings, and negotiations. THIS

NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the Borrower has executed this Note as of the date set forth above.

Exhibit

Exhibit A – Conversion Notice

SILVERADO GOLD MINES, LTD.

By: ____________________
Name: Garry L. Anselmo
Title: President/CEO